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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) November 20, 1997
                                                 -----------------

                            Delta Funding Corporation
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             (Exact name of registrant as specified in its charter)

          New York                   333-3418                  11-2609517
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(State or other jurisdiction         (Commission               (IRS Employer
 of incorporation)                   File Number)              ID Number)

1000 Woodbury Road, Woodbury,  New York                               11797
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(Address of principal executive offices)                            (Zip Code)

Registrant's Telephone Number,
 including area code:                                           (516) 364-8500

                                      N/A
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          (Former name or former address, if changed since last report)

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Item 5.    Other Events

Filing of Computational Materials and Consent of Independent Accountants.

                  This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) prepared by Donaldson, Lufkin & Jenrette Securities Corporation, as an underwriter, in connection with the issuance by Delta Funding Home Equity Loan Trust 1997-4 of Home Equity Loan Asset-Backed Certificates, Series 1997-4. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   DELTA FUNDING CORPORATION


                                   By: /s/ Richard Blass
                                       -----------------------------------
                                       Name:  Richard Blass
                                       Title: Senior Vice President


Dated: November 20, 1997


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                                  EXHIBIT INDEX

Exhibit                                                                  Page
-------                                                                  ----

99.1     Computational Materials.